EXHIBIT 10.18(d)

Company Name:	B SQUARE CORPORATION

MS Agreement Number:	***

Start Date:	July 1, 2008

End Date:	June 30, 2009

Company’s MS ID Number:	***

Territory:	United States of America, Canada, Caribbean (excluding Cuba) and Mexico

MICROSOFT OEM DISTRIBUTION AGREEMENT FOR SOFTWARE PRODUCTS FOR EMBEDDED SYSTEMS
MICROSOFT LICENSING, GP (“MS”), and the undersigned company (“Company”) agree to be bound by the terms of this MICROSOFT OEM DISTRIBUTION AGREEMENT FOR SOFTWARE PRODUCTS FOR EMBEDDED SYSTEMS (“Agreement”) effective as of the date above (“Start Date”).
This Agreement consists of the following:
•	This Signature Page

•	Reporting and Payment Schedule

•	Notices Schedule

•	Terms

•	OEM Volume Royalty Program Schedule

•	Use of MOO and ECE Schedule

MICROSOFT LICENSING, GP	B SQUARE CORPORATION

A general partnership organized under the laws of: State of Nevada, U.S.A.	A company organized under the laws of: Washington, USA

By:	By:
(signature)	(signature)

Name:	Name:
(printed)	(printed)

Title:	Title:
(printed)	(printed)

Date:	Date:
(printed)	(printed)
CONFIDENTIAL

04/14/08 59528v10 Microsoft OEM Distribution Agreement for Software Products for Embedded Systems
Form 2.8.58 Document Tracking Number: ***
Confidential treatment has been requested for portions of this agreement. This agreement omits the information subject to the confidential treatment request. Omissions are designated as ***. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

REPORTING AND PAYMENT SCHEDULE
Shipping, Billing, Rebates, Support
   Company’s VAT Number:

Company “Ship To” Address	Company Billing Address

***	***
B SQUARE CORPORATION	B SQUARE CORPORATION
110 110th Ave. NE	110 110th Ave NE
Ste. 200	Ste. 200
Bellevue, WA 98004	Bellevue, WA 98004
UNITED STATES	UNITED STATES

Telephone: 425 519 5900	Telephone: 425 519 5900
Fax: 425 519 5999	Fax: 425 519 5999
E-mail: ***	E-mail: ***
   Company Technical Support Number: 425-519-5900
Payment
   Company shall include applicable MS invoice numbers and its VAT number on all payments.
   Send Payments via Wire Transfer Only to:
   Microsoft Licensing, GP ***

Or to such other address or account as MS may specify from time to time.
MOO and ECE Company Administrator
Company designates as its ECE and MOO Company Administrator the following individuals.
Name: ***
***
B SQUARE CORPORATION
110 110th Ave NE
Ste. 200
Bellevue, WA 98004
UNITED STATES
Telephone: 425-519-5900
Fax: 425-519-5900
E-mail: ***
CONFIDENTIAL
Microsoft OEM Distribution Agreement for Software Products for Embedded Systems, # *** dated July 1, 2008 between MS and B SQUARE CORPORATION

***	Confidential treatment requested

NOTICES SCHEDULE
The parties must address any notices related to this Agreement to the contacts and locations listed below. Either party may change these contacts by providing *** days prior notice to the other party. All written notices must be in the English language.

Company Information	MS Information

***	Microsoft Licensing, GP
B SQUARE CORPORATION	***
110 110th Ave. NE
Ste. 200
Bellevue, WA 98004
UNITED STATES

Telephone: 425 519 5900
Fax: 425 519 5988
E-mail: ***

With a copy to:
CONFIDENTIAL
Microsoft OEM Distribution Agreement for Software Products for Embedded Systems, # *** dated July 1, 2008 between MS and B SQUARE CORPORATION

***	Confidential treatment requested

TERMS
1. Definitions
“APM” means associated product materials MS designates from time to time as a part of the Licensed Products. Examples of APM include documentation and external media. Company acquires APM from an AR.
“ARA” means additional rights agreements such as the Microsoft OEM Customer License Agreement for Use of Third Party Brand Names and Trademarks and the Microsoft OEM Customer License Agreement for Field Upgrades.
“AR” means an MS-authorized replicator and supplier of APM or COAs.
“Benefits” are defined in section 14.i.
“CLA” means the serialized OEM Customer License Agreement for Embedded Systems as made available by MS. For additional information on the CLA, Company should contact its MS account manager.
“Claim” is defined in section 8.a.
“COA” means the certificate of authenticity designated by MS.
“Company Parties” is defined in Section 14.i.
“CVC” means the customer value chain. The CVC is a customer relationship management system that tracks the progress of prospective customers through a structured sales lifecycle. Company may access the CVC through the following URL: ***.
“Default Charge” means an amount owed as liquidated damages for the unauthorized distribution of Licensed Products under this Agreement. The Default Charge for each Licensed Product is ***% of the royalty for the Licensed Product (excluding discounts and rebates), less any royalty paid for the unauthorized distribution.
“Distributor ALPs” means the licensing terms and conditions for a Licensed Product on the Royalty Rate List.
“ECE” means the Mobile & Embedded Communications Extranet, which is the Internet site located at ***. MS may designate a successor URL from time to time. The ECE is made available to Company as an informational resource.
“Embedded Application” means an industry- or task-specific software program and/or functionality with all of the following attributes:
a.	It provides the primary functionality of the Embedded System.

b.	It is designed to meet the functionality requirements of the specific industry into which the Embedded System is marketed.

c.	It offers significant functionality in addition to the Licensed Product software.
“Embedded System” means OEM Parties’ computing system or device with an Image that
a.	is designed for and distributed with an Embedded Application; and

b.	is not marketed or useable as a general purpose personal computing device (such as a personal computer), a multi-function server or a commercially viable substitute for one of these systems.
“Image” means the binaries for the Licensed Product included on an Embedded System and the OEM Parties’ binaries.
“Installer” means a third party entity approved by MS in writing to perform certain activities for OEM Parties.
“Licensed Products” means the MS products identified as licensed in the Product Viewer Tool. Licensed Products are available from an AR or an MS Affiliate for redistribution to OEM Parties. Licensed Products include MS software (including Supplements), COAs, and APM.
“Material Amount” means ***.
“MCCL” means Microsoft (China) Company Limited, a company organized under the laws of the People’s Republic of China. MCCL is a wholly-owned subsidiary of MSCORP.
“Minimum Requirements” means ***.
“MIOL” means Microsoft Ireland Operations Limited, a company organized under the laws of Ireland. MIOL is an indirect, wholly-owned subsidiary of MSCORP.
“Misappropriate” has the same meaning given in the Uniform Trade Secrets Act.
“MOO” means the MS OEM Online website located at *** (or any successor URL provided by MS).
“MS Affiliate” means any entity that directly or indirectly controls, is controlled by, or is under common control with MS, including MSCORP.
“MS Parties” means MS, Suppliers, and/or their respective officers, employees, and agents.
“MSCORP” means Microsoft Corporation, a company organized under the laws of the State of Washington, U.S.A.
CONFIDENTIAL
Microsoft OEM Distribution Agreement for Software Products for Embedded Systems, # *** dated July 1, 2008 between MS and B SQUARE CORPORATION

***	Confidential treatment requested

“MSLI” means Microsoft Licensing, GP, a general partnership organized under the laws of the State of Nevada, U.S.A., of which MSCORP is a general partner.
“OEM ALPs” means licensing terms and conditions for the Licensed Product on the “Additional Licensing Provisions” affixed to the Runtime License Envelope. Courtesy copies of the ALPs are available on the ECE.
“OEM Customer” means an original equipment manufacturer of one or more Embedded Systems that has signed a current CLA.
“OEM Parties” means an OEM Customer and any OEM Subsidiary.
“OEM Subsidiary” means a legal entity:
a.	listed in the OEM Subsidiaries ARA; and

b.	where more than 50% of the stock or other ownership interest entitled to vote for the election of directors or managing authority, or control or otherwise direct decisions for such entity, is directly or indirectly owned by OEM Customer, but only for so long as such ownership exists.
“OEM Volume Royalty Program” has the meaning specified in the OEM Volume Royalty Program Schedule.
“Payments” is defined in section 14.i.
“Prior Agreement” is defined in section 13.c.
“Product Viewer Tool” means the Product Viewer in MOO. It is a search tool that allows users to search for MS part numbers, and bills of materials for Licensed Products.
“Recovery Image” means a copy of the Image as originally installed on the Embedded System. A Recovery Image is used to reinstall the Image.
“Reporting Guidelines” means the Sales-Out and Royalty Reporting Guidelines posted on the ECE. These guidelines provide for electronic submission to MS of sales-out information as reasonably requested by MS. MS reserves the right to modify such guidelines with *** days notice. Any part of the Reporting Guidelines that conflicts with any term or condition of this Agreement shall not apply to this Agreement.
“Resource Guide” means the Microsoft Embedded Distributor Resource Guide posted on the ECE. It contains general licensing, operational, and Licensed Product ordering information, but not licensing terms. MS reserves the right to modify the Resource Guide with *** days notice. Any part of the Resource Guide that conflicts with any term or condition of this Agreement shall not apply to this Agreement.
“Royalty Rate List” means the list of royalty-bearing Licensed Products and royalty rates. This list also contains Distributor ALPs and other information.
“Runtime License” means a license to distribute a single Image on an Embedded System.
“Runtime License Envelope” means the envelope that contains the ALPs for the Licensed Product. A Runtime License Envelope may contain COAs.
“Sample Code” means the software marked as “sample” or delivered in a folder marked “sample” that may be included as a part of the Licensed Product. Sample Code may be in source code or object code format. Sample Code is not “covered software” under MS’ published indemnification policy.
“Standards” means telecom and CODEC standards (including any successors or derivatives) as well as any rights offered by patent pool licensing agencies such as MPEGLA, VIA Licensing and HDMI Licensing.
Examples include, without limitation:
- Global System for Mobile (Communications) (GSM)
- General Packet Radio Services (GPRS)
- Code Division Multiple Access (CDMA)
- Single Carrier Radio Transmission Technology (CDMA/1xRTT)
- MPEG (audio and video)
MS may update this list for Company’s reference purposes on the ECE.
“Successor Agreement” is defined in section 13.b.
“Supplement” means a supplement to or replacement of any part of a Licensed Product that MS provides to Company. Additional terms for Supplements, if any, are set forth in Supplement letters (“Supplement Letters”).
“Suppliers” means MSCORP and other licensors or suppliers of Licensed Product or portions of Licensed Product.
“Territory” means the specific countries or regions of the world on the Signature Page.
CONFIDENTIAL
Microsoft OEM Distribution Agreement for Software Products for Embedded Systems, # *** dated July 1, 2008 between MS and B SQUARE CORPORATION

***	Confidential treatment requested

“Trade Secret” has the same meaning given in the Uniform Trade Secrets Act.
“Update Image” means an Image that consists of an updated version of the Licensed Product binaries such as supplement code and/or an updated version of the OEM Party binaries. An Update Image may include the previously distributed version of the Licensed Product binaries or the OEM Party binaries, but not both.
“VAT Number” is defined in section 3.f.i.
2. License Grant and Limitations
a.	License Grant. MS grants to Company a non-exclusive, limited license to distribute Licensed Products solely:
i.	to OEM Customer into or within the Territory, and

ii.	worldwide (subject to section 17) to OEM Subsidiaries and Installers.
b.	Ordering
i.	Company shall only accept orders from OEM Parties or on behalf of OEM Parties from:
-	Installers, and

-	third party procurement companies.
ii.	Company shall verify via the MOO tool that all orders are from parties that have current OEM Customer status.

iii.	Additional countries may be added to the Territory only after Company’s MS regional channel manager approves the addition and it is added to MOO.

iv.	Company shall not execute a CLA. Company is not permitted to act as an OEM Customer.
c.	ARs and Available Products
i.	Company may only acquire APM and COAs from ARs (or MS Party). A list of ARs is available on the ECE. MS may update that listing from time to time.

ii.	Company shall order and acquire from an AR (or MS Affiliate) only Licensed Products listed on the Product Viewer Tool.

iii.	If MS has removed a Licensed Product from the Product Viewer Tool, Company may only continue to distribute the Licensed Product until the earlier of:
(1)	The Licensed Product distribution end date that is set by MS; and

(2)	Termination or expiration of this Agreement.
iv.	Company may order Recovery Images and Update Images (on behalf of OEM Parties) that are based on Licensed Products listed on the Product Viewer Tool. Recovery Images and Update Images may only be distributed to OEM Parties, or Installers on behalf of OEM Parties.
d.	Packaging Intact
i.	Company shall distribute the Licensed Product in the unopened form/packaging as received from the AR and/or MS Party.

ii.	Company shall not modify or remove any part of the contents or packaging of the Licensed Product.
e.	Inventory Control. Company shall maintain a level of security sufficient to prevent loss or unauthorized distribution of Licensed Product.

f.	No Conflicts. Company shall not provide to OEM Parties any non-MS information that conflicts with or supersedes or purports to supersede the CLA, any ARAs or the OEM ALPs.

g.	Product-Specific Terms. Company shall comply with the Distributor ALPs.

h.	Potential OEM Customers. Company shall perform the following steps for each potential OEM Customer. Company shall:
i.	Ensure that it uses the most current CLA and ARA forms.

ii.	Before any potential OEM Customer signs a CLA, ensure that the company is within the Territory.

iii.	Notify each potential OEM Customer that only an authorized signatory of the prospective OEM Customer may execute the CLA or ARA.

iv.	Provide the potential OEM Customer a courtesy copy of the applicable OEM ALPs before the OEM Customer first licenses any Licensed Product.

v.	Verify that:
(1)	The information provided by the potential OEM Customer is complete and correct;
CONFIDENTIAL
Microsoft OEM Distribution Agreement for Software Products for Embedded Systems, # *** dated July 1, 2008 between MS and B SQUARE CORPORATION

***	Confidential treatment requested

(2)	No changes or alterations have been made to the CLA or ARA; and

(3)	Each such agreement has been properly completed and executed by an authorized representative of the potential OEM Customer.
i.	New OEM Customers. Company shall perform the following steps for each new OEM Customer. Company shall:
i.	If the OEM Customer requests ARAs, comply with the instructions described in the Resource Guide.

ii.	Provide Recovery Images and Update Images to OEM Parties as received from an AR and in accordance with the Resource Guide.

iii.	Provide Supplements on external media as received from an AR and any related OEM ALPs for OEM Customer only in the manner set forth in the applicable Supplement Letter from MS.

iv.	Forward to MS OEM Customer-signed originals of any CLAs and ARAs returned to Company in time for sales-out reporting.
j.	Interim Shipments. MS agrees that between the time Company obtains the OEM Customer’s signature on the CLA and the date MS countersigns:
i.	Company may distribute Licensed Products to the OEM Parties, and

ii.	***. CLAs should be processed in time for sales-out reporting.
k.	OEM Parties Notices. Company shall instruct each OEM Party that:
i.	Design Restrictions on High Risk Activities. The Licensed Products are not fault-tolerant and are not designed, manufactured or intended for any use requiring fail-safe performance in which the failure of a Licensed Product could lead to death, serious personal injury, or severe physical or environmental damage (“High Risk Activities”). This includes the operation of aircraft or nuclear facilities. OEM Parties agrees not to use, or license the use of, the Licensed Product in connection with any High Risk Activities.

ii.	OEM Parties may only distribute Licensed Products:
(1)	As part of the OEM Parties’ Embedded Systems;

(2)	That were obtained by the OEM Parties directly from an MS-authorized distributor; and

(3)	In accordance with the CLA, the OEM ALPs, and the ARAs.
iii.	OEM Parties may only reproduce and distribute Update Images, Supplements, and Recovery Images in accordance with the CLA.
l.	IP Notices

Company shall not remove or obscure any copyright, trademark or patent notices that appear on the Licensed Product as delivered to Company.

m.	MS Logos. Company’s use of any logo of MS or MSCORP requires a separate logo license from MSCORP. Logo licenses and standard guidelines are posted at ***.

n.	Unauthorized Distribution. Upon notice from MS, Company shall promptly discontinue distribution of Licensed Product to OEM Parties or to a potential OEM Customer. Company shall cooperate with MS in investigating instances of unauthorized distribution of Licensed Products. Company shall make commercially reasonable efforts to retrieve any Licensed Products previously distributed to such OEM Parties or potential OEM Customer.

o.	No Reverse Engineering
i.	Company must not reverse engineer, decompile, or disassemble the Licensed Product, except and only to the extent applicable law expressly permits the activity.
p.	No Representations for MS

Company shall not make any representation or warranty (express or implied) to OEM Parties, or any other third party, on behalf of MS. Company shall defend, indemnify, and hold MS and its Suppliers harmless from any claim or damages and reasonable attorneys’ fees arising out of any warranty or representation by Company.

q.	This Agreement does not give Company title to any Licensed Product, packaging, papers, materials, or other property of MS related to a Licensed Product.
i.	MS retains title to all APM and COAs (and related materials) from the time that the Licensed Product is acquired by Company until Company distributes the Licensed Products to or for the OEM Parties.

ii.	In no circumstances will any receiver or trustee of Company be entitled to sell or distribute any Licensed Product obtained by Company pursuant to this Agreement.
CONFIDENTIAL
Microsoft OEM Distribution Agreement for Software Products for Embedded Systems, # *** dated July 1, 2008 between MS and B SQUARE CORPORATION

***	Confidential treatment requested

r.	Unless otherwise provided in writing from MS, Company may not deliver Licensed Product to any other company that has an effective Microsoft OEM Distribution Agreement for Software Products for Embedded Systems.

s.	Company agrees that it has received and reviewed a courtesy copy of the Minimum Requirements (if applicable in the Territory). Company further agrees to achieve compliance with the Minimum Requirements (if any) within *** days of the Start Date and to maintain such compliance after that.
3. Reports and Payments
a.	Royalty Rate List
i.	At least *** days prior to the first day of each month, MS will post the Royalty Rate List for the upcoming month on the ECE.

ii.	MS may modify the Royalty Rate List upon notice to Company. Submission of Licensed Product orders to ARs or distribution of Licensed Product after the effective date of any modifications to the Royalty Rate List shall constitute Company’s acceptance of such modifications. The new Royalty Rate List will be effective on the date specified on the Royalty Rate List or, if no date is specified, upon notice of the change.

iii.	If Company elects to participate in the OEM Volume Royalty Program, Company shall comply with the terms and conditions in the OEM Volume Royalty Program Schedule.

iv.	MS may offer a performance rebate program (“Rebate Program”) to encourage its distributors to promote and expand sales of Licensed Products. Company may qualify to participate in the Rebate Program and earn rebates for achieving defined objectives as outlined on ECE. Company should contact its MS account manager with any questions about the Rebate Program.
b.	Sales-Out Reports
i.	Within *** days after the end of each calendar month, Company shall provide a report as required by the then-current Reporting Guidelines. Company shall provide its final report *** days after this Agreement terminates or expires.

If Company fails to submit a sales-out report, Company may receive daily notices from MS to correct the problem. MS may invoice Company based on Licensed Product shipment reports submitted to MS by the ARs.

ii.	Company shall ensure that all reports under this Agreement:
(1)	are accurate and complete,

(2)	are in compliance with the requirements in the Reporting Guidelines, and

(3)	are in compliance with any Minimum Requirements applicable in the Territory.
iii.	Company shall take all steps necessary to ensure that they comply with all applicable local and national data protection laws when collecting and providing data to MS.
c.	Royalty Payments. For each unit of Licensed Product distributed by Company, Company agrees to pay MS the royalty rate in the Royalty Rate List in effect during the month in which Licensed Product is shipped by Company. Company shall pay royalties within *** days after the end of each calendar month in which Licensed Product was shipped. Company shall pay royalties within *** days after the termination or expiration date of this Agreement for all Licensed Product distributed in the final full or partial month, as well as all inventory not returned to MS.

d.	Monthly Payments. For each calendar month, Company shall remit payment to MS via wire transfer, as specified in the Payment section of the Reporting and Payment Schedule.

e.	Late Payments
i.	If Company does not meet MS payment terms, MS may, without limiting its remedies, do any of the following:
(1)	require the AR to suspend all pending Company orders; or

(2)	terminate this Agreement.
ii.	If Company fails to pay any royalty or other payment due under this Agreement by the applicable due date, then MS may apply a late charge on the past due amount. To the extent permitted by applicable law, the late charge will be assessed at an annual rate equal to ***%. The late charge will accrue monthly (before and after any judgment) from the due date through the date of actual payment (both dates inclusive). Late charges will be applied and without prejudice to any other right or remedy available to MS.
f.	Currency

All payments must be in U.S. dollars and amounts owed will not be satisfied by a tender or any recovery pursuant to any judgment that is expressed in or converted by MS to any currency other than U.S. dollars.

g.	Withholding Tax
i.	If Company is required by any foreign tax authority to withhold taxes on payments to MS, then Company may deduct such taxes from the amount owed MS and pay them to that authority. Company must deliver to MS an official receipt for any taxes
CONFIDENTIAL
Microsoft OEM Distribution Agreement for Software Products for Embedded Systems, # *** dated July 1, 2008 between MS and B SQUARE CORPORATION

***	Confidential treatment requested

withheld (or other documents necessary) for MS to claim a foreign tax credit. Company must deliver the receipt within *** days of payment of the tax. If MS is defined as MSLI or MCCL, a foreign tax authority is a non-U.S. authority. If MS is defined as MIOL, a foreign tax authority is a non-Irish authority. If Company does business in a jurisdiction that uses the Value Added Tax or sales tax numbers (“VAT Number”) for tax identification purpose, Company must provide its VAT Number in the Reporting and Payment Schedule.

ii.	Tax Certificate. If Company conducts business in the U.S.A. and qualifies for a state resale tax exempt certificate, then Company shall provide MS with a copy of its U.S.A. state resale tax exempt certificate, if applicable, with this Agreement when it is returned for signature by MS.
h.	Credit Review. MS reserves the right to review Company’s financial condition, payment history, and overall credit worthiness during the term of this Agreement. By signing this Agreement Company authorizes MS to access any credit bureaus or agencies to inquire about Company’s financial condition. Upon request, Company shall provide its current audited financial statements. After review of Company’s financial condition, payment history and overall credit worthiness, MS may require any of the following payment assurances:
i.	An initial payment equal to the estimated Licensed Product royalties for the first calendar quarter of the Agreement (or the quarter following the review). Company may not recoup any of that payment against royalties due to MS or apply it against payments to any AR. If Company has complied with all material terms of this Agreement when it expires, MS will refund the initial payment amount (net of amounts due MS) within *** days of Company’s final royalty report and payment for Licensed Products distributed during the term of this Agreement.

ii.	A third party guarantee, performance bond, letter of credit, prepayment of royalties, or other security.

iii.	Periodic updated financial statements.

iv.	Written assurances of due performance.
Until the deposit amount and/or payment assurances is/are received and acceptable to MS, MS may suspend Company’s license rights or require ARs to refuse to fill Company’s orders.

i.	Over- Reporting Error. If Company discovers an over-reporting error, Company shall report the error to MS in writing within *** calendar months after the end of the calendar month in which the Licensed Product was distributed.

j.	Order Limits. MS may require ARs to refuse or limit orders placed by Company in quantities greater than Company will be able to make timely payment for or distribute. MS will give Company written notice if it takes this action.

k.	Taxes and AR Charges Excluded. Royalties exclude any taxes, duties, fees, excises or tariffs imposed on any of the Company’s activities in connection with this Agreement. Company must pay these charges, taxes and other fees. Royalties also exclude any charges by the AR for COAs or APM.

l.	Default Charge. Company must pay the Default Charge for each unit of Licensed Product distributed in violation of the terms of this Agreement. If Company cannot account for Licensed Product, those missing Licensed Products will be deemed to have been distributed in violation of this Agreement. The parties agree that the unauthorized distribution of Licensed Product would result in damages to MS that are impractical and difficult to ascertain. The parties also agree that the Default Charge is a reasonable and genuine estimate of the loss to MS. Payment of the Default Charge shall constitute MS’ sole and exclusive compensatory remedy in case of unauthorized distribution of Licensed Product, provided, that this does not limit MS’ ability to seek equitable relief in case of unauthorized distribution of same.

m.	CVC Leads. Company shall enter data into the CVC as described on the ECE. ***.

n.	Damaged Materials. For COAs and APM damaged irreparably during the ordinary course of Company’s business, Company shall:
i.	Maintain a log of each damaged or destroyed COA. For each such COA, the log must include the date damaged or destroyed, Licensed Product name, COA number and cause of damage or destruction.

ii.	Return each damaged COA to the AR and/or MS Affiliate from which the COA was acquired As outlined in the Returns and Destruction Process on ECE.
o.	Materials in Transit. Company assumes all risk of loss or damage to COAs and APM in transit between AR and Company.
4. No Warranties
a.	Each Licensed Product is licensed “as-is.” The OEM Parties and their end users bear the risk of using it. MS gives no express warranties, guarantees or conditions. To the extent permitted under applicable laws, MS excludes the implied warranties of merchantability, fitness for a particular purpose and non-infringement.

b.	Neither MS nor its Suppliers shall have any liability for failure to deliver any Licensed Product by any particular date.
5. Licensed Product Discontinuance and Returns
CONFIDENTIAL
Microsoft OEM Distribution Agreement for Software Products for Embedded Systems, # *** dated July 1, 2008 between MS and B SQUARE CORPORATION

***	Confidential treatment requested

a.	If MS or its Suppliers determine that a Licensed Product should not be distributed in a market, Company shall immediately stop distributing upon written notice.

b.	Company shall defend, indemnify, and hold MS and its Suppliers harmless from and against all damages, costs and expenses, including reasonable attorneys’ fees, incurred due to Company’s continued distribution of Licensed Product after MS has notified Company to stop distributing the Licensed Product.

c.	Replacement Units. No additional royalty shall accrue to MS for an Embedded System or Recovery Media that is shipped to replace a defective unit. Company must distribute such replacement units directly to OEM Parties and at no charge, except for the reasonable costs Company incurs for materials, shipping, and handling.

d.	Returns. Company shall manage any returns of Licensed Product in accordance with the then-current Returns and Destruction Policy on the ECE.
6. Limitations Of Liability
a.	Liability Cap
i.	MS Parties have limited liability under this Agreement.
(1)	MS Parties’ liability is limited for each Licensed Product.

(2)	MS Parties’ liability will not exceed ***% of the amount of actual payments by Company for such Licensed Product. This amount is also limited to payments during the original term of this Agreement.

(3)	This limit includes MS’ duties arising under section 8.
ii.	The liability limit in this section 6.a. does not apply to any attorneys’ fees and expenses incurred by MS under section 8 only.
b.	Exclusion Of Certain Damages And Limitation Of Types Of Liability
i.	Company agrees that the MS Parties shall not be liable to Company or to any third party for any of the following.
(1)	Economic damages (i.e., damages from loss of profits or revenues, business interruption and loss of business information or data).

(2)	Consequential damages.

(3)	Special damages.

(4)	Incidental damages.

(5)	Indirect damages.

(6)	Punitive damages.
ii.	Company agrees that the foregoing limitations apply:
(1)	Even if MS Parties have been advised of the possibility of such damages;

(2)	Even in the event of any MS Parties’ fault, tort (including negligence), misrepresentation, strict liability or product liability; and

(3)	Even if any remedies fail of their essential purpose.
c.	Release. Company releases MS Parties from all liability in excess of the limits in this section 6. This release includes any claim for indemnification or contribution even if such claims arise under local law.
7. Licensed Product Support
a.	This Agreement does not include technical support by MS to Company, OEM Parties or any end users. Company may be able to purchase technical support services from MS or a MS Party, under a separate agreement.

b.	Company shall provide commercially reasonable support for the Licensed Products to OEM Parties. Company shall advise OEM Parties to contact Company for support.

c.	For the term of this Agreement, Company shall maintain a valid technical support services contract for the Licensed Products through Microsoft OEM Services for Embedded Partners or with a third party for an equivalent level of such services. Instead of such a contract, upon request, MS will verify that Company itself provides an equivalent level of such services. If Company chooses to acquire support through MSCORP, Company agrees that MSCORP may charge applicable support fees under such contract.

d.	Upon request, Company shall provide a copy of its current OEM Customer support policy for the Licensed Products. Company shall provide MS with *** days’ prior written notice of any substantive change in Company’s support policy for Licensed Products.
CONFIDENTIAL
Microsoft OEM Distribution Agreement for Software Products for Embedded Systems, # *** dated July 1, 2008 between MS and B SQUARE CORPORATION

***	Confidential treatment requested

8. Defense of Intellectual Property Infringement Claims
a.	Coverage. MS agrees to defend, at MS’ expense, Company in a lawsuit or other judicial action, and pay the amount of any adverse final judgment (or settlement that MS consents to) from the lawsuit or judicial action, for any third party claims that Licensed Products (excluding Sample Code):
i.	misappropriate a trade secret,

ii.	infringe any copyright or trademark rights, or

iii.	infringe any patents (except for patents that are alleged to be infringed by or essential to an implementation of a Standard).
Each of these individually referred to in this Agreement as a “Claim”.

b.	Conditions. In order for MS to have obligations for any Claim:
i.	Company must promptly notify MS of the Claim;

ii.	MS must have sole control over defense and/or settlement of the Claim; and

iii.	Company must give MS reasonable assistance in the defense of the Claim (MS will reimburse Company for its reasonable out-of-pocket expenses that Company incurs in providing that assistance, excluding employee compensation or attorney’s fees).
c.	Limitations
i.	Trade Secret Claims. The terms “misappropriates” or “misappropriation” and “trade secret” are used as defined in the Uniform Trade Secrets Act. If this Agreement is governed by the laws of a jurisdiction outside the United States, in which case “misappropriation” will mean “intentionally unlawful use” and “trade secret” will mean “undisclosed information” as specified in Article 39.2 of the Agreement on Trade-Related Aspects of Intellectual Property Rights, including Trade in Counterfeit Goods (TRIPS Agreements).

MS has no duty or liability to the extent that the trade secret Claim is based on Company acquiring a trade secret
(1)	through improper means;

(2)	under circumstances giving rise to an independent duty by Company to maintain secrecy or limit the use of the trade secrets; or

(3)	from a party (other than MS or its suppliers) that owed a duty to maintain the secrecy or limit the use of the trade secret to the party asserting the trade secret Claim.
ii.	Patent Claims
(1)	MS obligations for any patent Claims are limited to patent Claims where the Licensed Product (excluding Sample Code) software alone, without combination or modification, constitutes direct or contributory infringement of the patent.

(2)	MS has no responsibility for damages attributable to the value of the use or distribution of a non-Microsoft product.
iii.	Excluded Claims. MS has no duty or liability for any intellectual property infringement claim (including a Claim) based on Company’s manufacture, use, sale, offer for sale, importation or other disposition or promotion of Licensed Products or trademark in violation of the applicable Agreement, but only to the extent that such infringement claim results from such violation.

iv.	Mitigation. MS may give Company notice recommending that Company stop the manufacture, use, sale, offer for sale, importation or other disposition or promotion of Licensed Products or trademark due to a claim (including a Claim). MS has no duty or liability for an intellectual property infringement claim (including a Claim) based on Company’s manufacture, use, sale, offer for sale, importation or other disposition or promotion of a Licensed Product or trademark after such *** day notice.

v.	Failure to Mitigate. Company must reimburse MS and MSCORP for all damages, costs, and expenses (including reasonable attorneys’ fees) incurred because of Company’s manufacture, use, sale, offer for sale, importation or other disposition or promotion of Licensed Product or trademark after such *** day notice.
d.	Additional Options. If MS receives information concerning a Claim, MS may, at its option and expense, but without obligation to do so, undertake further actions such as
i.	procure the copyright, trademark or patent rights or licenses to address the Claim, or

ii.	replace or modify the Licensed Product or trademark to make it non-infringing.
e.	Injunctions. If (i) as a result of a Claim, a court enjoins Company or MS for distributing any Licensed Products, or (ii) as a result of a regulatory action, a regulatory agency prohibits or geographically restricts Company or MS from distributing any Licensed Products, and within *** days
i.	the injunction, prohibition or restriction is not lifted,

ii.	MS has not procured a license or arranged a settlement that enables the shipment of the Licensed Products, and
CONFIDENTIAL
Microsoft OEM Distribution Agreement for Software Products for Embedded Systems, # *** dated July 1, 2008 between MS and B SQUARE CORPORATION

***	Confidential treatment requested

iii.	MS has not modified the Licensed Products to make them non-infringing, then Company may return the corresponding Licensed Products for credit as allowed in this Agreement and the then-current Resource Guide, solely for the remaining duration of the injunction relief, prohibition, or restriction.
9. Records; Audit
a.	Licensed Product Records. Company will maintain accurate and complete Licensed Product records.

b.	Licensed Product Returns. Company may return Licensed Products. Each return must comply with the returns policy and procedure in the then-current Returns and Destruction Policy on the ECE.

c.	Licensed Product Reports. Company will account for Licensed Products in inventory on a monthly basis. Licensed Products in inventory include Licensed Products at all Company facilities. Company will make this accounting available to MS upon request. The Licensed Product accounting will reconcile beginning and ending Licensed Product inventory. It will also include:
i.	Licensed Product and APM acquisitions from ARs and MS Affiliates.

ii.	COA serial number ranges on the Runtime License envelopes with corresponding shipment dates.

iii.	OEM Parties’ returns.

iv.	COAs, Licensed Product and APM that cannot be distributed for any reason.

v.	Licensed Product shipped as replacement units.
d.	Payments. If Company discovers a discrepancy resulting in an underpayment to MS, Company will pay MS if there is a difference between the number of Runtime Licenses acquired by Company from ARs and MS Affiliates and:
i.	The number of Runtime Licenses distributed by Company pursuant to this Agreement; plus

ii.	The number of Runtime Licenses that Company can verify are in the possession of Company; plus

iii.	The number of Runtime Licenses properly returned to the AR (or MS Affiliate, if applicable).
The payment amount will be the difference in units multiplied by the royalty rates that apply for the units. Company will submit a revised sales-out report and pay in accordance with section 3. If Company can show (to the reasonable satisfaction of MS) that Licensed Product was destroyed due to a Force Majeure Event, then it will not pay for those units of Licensed Product.

e.	Company Records; MS Inspection
i.	MS may inspect Company’s records related to compliance with this Agreement. MS will provide written notice to Company at least *** days before MS inspects these records.

ii.	Company will keep these records for at least *** years after the term of the Agreement.

iii.	Company will make the records available to MS at a single, readily accessible location.

iv.	MS may ask third parties to help inspect these records. These third parties will be certified or chartered public accountants. They will be independent from MS. The third parties will not be hired on a contingent fee basis.

v.	MS will inspect the records during regular business hours.

vi.	MS may also inspect Company’s premises. Company will grant access to MS with the following limits.
(1)	MS will give Company *** days’ prior notice.

(2)	MS’ access shall be limited. MS may only access areas where:
-	Licensed Product is stored and used;

-	the Licensed Products are copied (if Company is an Installer), stored, installed (if Company is an Installer), used, and distributed; and

-	Company maintains its records.
(3)	Company personnel may escort MS and the third parties helping MS. MS agrees that it will not unreasonably interfere with Company’s normal course of business.
f.	Amounts Owed. MS will provide Company with a summary of MS’ findings and conclusions of each audit.
i.	MS may determine Company did not report correctly. If so, Company will immediately pay the amount owed to MS.

ii.	MS may determine Company has intentionally breached this Agreement (or a previous Microsoft OEM Distribution Agreement for Software Products for Embedded Systems), or that the amount owed exceeds the Material Amount. If so, Company will also pay the costs of the audit plus a Default Charge for each unreported copy of Licensed Product.
CONFIDENTIAL
Microsoft OEM Distribution Agreement for Software Products for Embedded Systems, # *** dated July 1, 2008 between MS and B SQUARE CORPORATION

***	Confidential treatment requested

g.	MS will not do an audit more than once a year. However, MS may audit more than once a year if an audit finished during the preceding year revealed a Material Amount or an intentional breach of this Agreement.
10. Non-Disclosure
Company shall keep confidential:
a.	the terms of this Agreement, including, without limitation, the Royalty Rate Lists;

b.	information on the ECE, MOO and in the Resource Guide;

c.	information concerning current and potential OEM Customers;

d.	any of the following with regard to MS or any of its Suppliers:
-	royalty rate information,

-	the terms of agreements concerning products,

-	license negotiations,

-	any information relating to released or unreleased software products,

-	the marketing or promotion of any product,

-	and business policies or practices that MS or its Suppliers disclose to Company that is non-public information, and
e.	any other information that, in the circumstances surrounding the disclosure or in the nature of the information, ought in good faith to be treated as confidential.
11. Assignment
Company may not assign this Agreement in whole or in part (by contract, merger, operation of law, or otherwise). Any attempted assignment in violation of this section shall have no effect. MS may assign any license agreement to a MS Affiliate as long as the assignment does not unreasonably and materially impair performance under the assigned agreement. MS must give Company prior notice of the assignment. Failure to give notice will not affect the effectiveness of the assignment
12. MOO and ECE
Company shall comply with the terms and conditions in the MOO and ECE Schedule.
13. Term
a.	This Agreement is effective from the Start Date until the End Date. MS may extend the term of this Agreement for up to one year period upon notice to Company. Company’s acquisition or distribution of Licensed Product during an extension signifies Company’s agreement to the terms of the extension. Both parties agree to be bound by the terms of any extension notification, if accepted by Company.

b.	If Company enters into a new distribution agreement with MS that grants substantially similar rights for Licensed Products licensed under this Agreement (a “Successor Agreement”), Company may retain Licensed Product, if all the following are true.
i.	The Licensed Products, are used in accordance with the terms and conditions of the Successor Agreement, including without limitation applicable royalties.

ii.	The Successor Agreement has an effective date no later than *** days following the termination or expiration of this Agreement.

iii.	MS has not objected in writing to such use within *** days following the effective date of the Successor Agreement.
c.	If Company is currently licensed to distribute the Licensed Product under a valid agreement with MS (“Prior Agreement”), then as of the Start Date of this Agreement:
i.	Company’s license to order and distribute the Licensed Product under the Prior Agreement shall cease; and

ii.	Company shall report and pay for the Licensed Product under the terms and conditions of this Agreement.
d.	This Agreement does not create any express or implied obligation to renew or extend the Agreement or to continue the parties’ relationship on the same terms. Regardless of the number of renewals, this Agreement will always be a fixed term agreement and not an indefinite term agreement.
CONFIDENTIAL
Microsoft OEM Distribution Agreement for Software Products for Embedded Systems, # *** dated July 1, 2008 between MS and B SQUARE CORPORATION

***	Confidential treatment requested

14. Termination
a.	Either party may terminate this Agreement at any time without cause by giving the other *** days prior written notice.

b.	MS may, in its’ sole discretion:
i.	suspend any rights granted to Company under this Agreement;

ii.	require ARs to refuse to fulfill or to limit orders placed by Company; and/or

iii.	terminate this Agreement in its entirety or as to any individual Licensed Products.
c.	MS may terminate this Agreement if Company submits “zero dollar” royalty reports for *** calendar months.

d.	Notice for Bankruptcy. If Company becomes insolvent, enters bankruptcy or similar proceedings under applicable law; admits in writing its inability to pay its debts; or makes or attempts to make an assignment for the benefit of creditors, then:
i.	Company’s distribution rights under this Agreement will be suspended as of the date such event occurs; and

ii.	Termination is effective upon notice to Company or, if later, as soon as permitted by applicable law.
e.	End of Agreement. Termination will be effective
i.	*** days after notice (including reasons for termination) by the non-breaching party, provided the defaults have not been cured within that period; or
ii.	If the cause for termination is not curable during that time, termination will take effect promptly upon notice from the party who is not in breach.
f.	Effect of Termination. Upon termination or expiration of this Agreement, all Company’s license rights shall immediately cease.
i.	Company shall immediately cease distribution of all Licensed Product.

ii.	Within *** business days from expiration or termination of the Agreement, Company shall return:
(1)	All Licensed Products in inventory to an AR per the Returns and Destruction Policy on ECE.

(2)	All CLA and ARA forms to MS at the address indicated in the Notices Schedule.

(3)	Any other property of any MS Party that Company possesses to MS at the address indicated in the Notices Schedule.
g.	Upon notice that this Agreement is expiring or to be terminated, each party must assist the other to wind-down their respective obligations under this Agreement in an orderly manner.

h.	When this Agreement terminates or if MS suspends Company’s distribution rights, MS may take any actions that may be advisable to prevent unauthorized distribution of Licensed Products then in Company’s inventory and to ensure timely return or destruction of such Licensed Products.

i.	Company agrees that the termination or expiration of this Agreement shall not cause any MS Party to pay any indemnification, severance or termination payment or benefit to Company, or any of its subsidiaries or affiliates, or a third party (together “Company Parties”). If any MS Party is required to pay Company Parties any compensation, severance pay or benefit other than those in this Agreement (“Benefits”), Company shall indemnify the MS Party for the payment as well as from any reasonable costs and expenses (including attorneys’ fees and expenses) incurred by it in connection with its involvement in any judicial or administrative proceeding (the Benefits, together with any costs and expenses indemnifiable by Company in this section are referred to collectively as the “Payments”). Company irrevocably authorizes MS:
i.	To set off against the payment of any obligations of MS under this Agreement, the amount of any and all Payments, and

ii.	To hold, pending final determination of the amount of the Payments, the payment of any obligations of MS under this Agreement as security for the payment of all Payments by Company to MS, if MS, in its sole discretion, determines that there are reasonable grounds to believe that MS is or shall be required to pay any Payments.
j.	The remedies available to MS under this Agreement are not exclusive. In addition to such remedies, MS may exercise any and all legal, equitable or other remedies available.
15. Notices
a.	By MS. MS may give Company notices, authorizations, and requests in connection with this Agreement by:
i.	Fax to the fax number listed in the Notices Schedule; or

ii.	In writing to the addresses indicated in Notices Schedule.
In addition, only for updates or changes to information, instructions or forms (but not this Agreement), MS may give Company notices, authorizations and requests by:
-	Posting them to the ECE or MOO, or
CONFIDENTIAL
Microsoft OEM Distribution Agreement for Software Products for Embedded Systems, # *** dated July 1, 2008 between MS and B SQUARE CORPORATION

***	Confidential treatment requested

-	Email to the email address listed in the Notices Schedule.
b.	By Company. Company may give MS notices, authorizations, and requests in connection with this Agreement by:
i.	Fax on Company letterhead signed by an authorized representative of Company to the fax number listed in the Notices Schedule;

ii.	Email at the email address listed in the Notices Schedule as a scanned document on Company letterhead signed by an authorized representative of Company; or

iii.	In writing on Company letterhead signed by an authorized representative of Company to the addresses indicated in the Notices Schedule.
c.	Deemed Received. Notices are deemed received *** business days after they are:
i.	Posted on the ECE or MOO by MS;

ii.	Transmitted by fax or email;

iii.	Deposited in the U.S.A. mails, postage prepaid, certified or registered, return receipt requested, provided Company’s address for notices is located in the U.S.A.; deposited in the European Union (EU) or European Free Trade Association (EFTA) mail, prepaid recorded delivery, provided Company’s address for notices is located in the EU or EFTA; sent by same-day ground express courier; or

iv.	Sent by international air express courier, charges prepaid.
d.	Address Schedule. Company shall keep all information in the Address Schedule complete and current. Within *** days of any change of information required in the Address Schedule, Company shall notify MS of such change as set forth in section 15.b.

e.	If there has been a Company ownership (by contract, merger, operation of law or otherwise) or Company name change, then MS may require Company:
i.	to provide MS with additional information and relevant documents relating to the circumstances of the change; and

ii.	to enter into a new Microsoft OEM Distribution Agreement for Software Products for Embedded Systems.
f.	Information posted on the ECE and MOO may change without notice until the effective date of such information. MS may correct errors in information posted on the ECE and MOO or update posted documents after the Start Date by sending notice to Company.
16. Choice of Law; Jurisdiction and Venue; Attorneys’ Fees
a.	MSLI. If MS is defined as MSLI, Washington State law governs this Agreement and any claims for breach of this Agreement, regardless of conflict of laws principles. The federal courts in Washington State or New York State are the exclusive venues for all disputes arising from this Agreement. The state courts of Washington State are the exclusive venue if there is no federal subject matter jurisdiction. Each party consents to the exercise of personal jurisdiction by these courts. Each party agrees that it cannot revoke this consent.

b.	MIOL. If MS is defined as MIOL, the laws of Ireland govern this Agreement and any claims for breach of this Agreement, regardless of conflict of laws principles. The courts of Ireland are the exclusive venues for all disputes arising from this Agreement. Each party consents to the exercise of personal jurisdiction by these courts. Company agrees, for the benefit of MS and MS Affiliates, that the courts of Ireland will have jurisdiction to hear and determine any suit, action, or proceedings that may arise out of or in connection with this Agreement. For those purposes, Company submits to the jurisdiction of those courts. Each party agrees that it cannot revoke this consent.

c.	MCCL. If MS is defined as MCCL, the laws of the People’s Republic of China govern this Agreement. Company consents to submit any disputes arising from and/or in connection with this Agreement, and all related matters to the binding arbitration at the China International Economic and Trade Arbitration Commission (CIETAC) in Beijing. Proceedings will be held in accordance with CIETAC’s arbitration rules in effect at the time of applying for arbitration. The arbitration award is final and binding upon both parties as long as the arbitration rules were substantially complied with in all material respects. Nothing in this Agreement shall prevent MS or its Suppliers from seeking injunctive or provisional relief with respect to a violation of intellectual property rights, the confidentiality obligations under those agreements, or enforcement or recognition of any award or order in any appropriate jurisdiction.

d.	Injunctive Relief. MS may pursue injunctive relief against Company in any forum to protect intellectual property rights. If MS pursues injunctive relief in a forum other than those specified in this section, MS will give prior notice to Company. No notice is required if MS reasonably determines that doing so will prevent it from reasonably protecting its intellectual property.

e.	UN Convention. The United Nations Convention on Contracts for the International Sale of Goods does not apply to this Agreement.

f.	Attorneys Fees. If either party employs attorneys to enforce any rights related to this Agreement, the primarily prevailing party will be entitled to recover its reasonable attorneys’ fees, costs and other expenses.
CONFIDENTIAL
Microsoft OEM Distribution Agreement for Software Products for Embedded Systems, # *** dated July 1, 2008 between MS and B SQUARE CORPORATION

***	Confidential treatment requested

g.	This Agreement shall be written and executed only in the English language, which shall be controlling in all respects. If MS provides a translation or summary of this Agreement in any other language to Company, such translation or summary shall be non-binding and for reference purposes only, and shall not constitute an amendment, modification or interpretation of this Agreement.
17. Government Regulations
a.	Applicable Laws and Regulations. The Licensed Products are subject to U.S. and European Union export jurisdiction. Releases or versions of certain Licensed Products may be subject to particular restrictions under the laws and regulations of a certain country or territory. MS Parties and Company will comply with all international and national laws and regulations that apply to the Licensed Products. These laws include
•	U.S. Export Administration Regulations;

•	all applicable anti-corruption laws, including the U.S. Foreign Corrupt Practices Act; and

•	importation, manufacturing, end user, end-use and destination restrictions issued by U.S. and other governments.
For additional information on exporting Licensed Products from the U.S., see ***.

b.	Government Approvals. Company must obtain any required local government approvals, at their own expense.

c.	Additional Information. Company may require additional information about the Licensed Products in order to comply with applicable laws and regulations. Upon request, MS will provide Company with non-confidential Licensed Product information that Company reasonably requires, if available.
18. General
a.	Entire Agreement. This Agreement constitutes the entire agreement between the parties for the Licensed Products. Except as expressly provided in this Agreement, this Agreement may be modified only by a writing executed by each of the parties.

b.	Relationship of the Parties. The parties agree that this Agreement will not be construed as creating a partnership, joint venture or agency relationship or as granting a franchise.

c.	No Waiver. No waiver of any breach of any part of this Agreement will be a waiver of any other breach. Any waiver must be in writing and signed by an authorized representative of the waiving party.

d.	Severability. If a court of competent jurisdiction finds any term of this Agreement illegal, invalid or unenforceable, the remaining terms will remain in full force and effect.

e.	Interpretation. The headings and titles of the provisions of this Agreement are for convenience only and do not affect the interpretation of any provision. Unless specifically stated, the plural shall include the singular.

f.	Force Majeure. “Force Majeure Event” means fire, casualty, or an act caused exclusively by forces of nature, riot, terrorist act, war, labor dispute, material changes in applicable law or regulation, or decree of any court. Force Majeure Event does not include theft. Neither party will be liable for failing to perform under this Agreement to the extent that a Force Majeure Event caused the failure. The party subject to the Force Majeure Event must give the other party notice within a commercially reasonable time. As soon as the Force Majeure Event stops, the party must perform the obligations that were not performed. Subject to section 9.d., in no event shall the damage to, or destruction or disappearance of, COAs on account of a Force Majeure Event relieve Company of its payment obligations in connection therewith.

g.	MS Affiliate. Some provisions in this Agreement include Company’s covenants and obligations to MS and MS Affiliates. Some provisions are for the benefit of MS and MS Affiliates. Company acknowledges and agrees that each MS Affiliate is entitled to its own right to require due performance by Company. To the extent necessary to establish an MS Affiliate’s rights and benefits, MS enters into this Agreement, not only in its own right, but also as an agent for each such MS Affiliate.
OEM VOLUME ROYALTY PROGRAM SCHEDULE
MS may offer an OEM Volume Royalty Program (“OVRP”). The OVRP enables Company to offer a *** royalty (“OVRP royalty rate”) to OEM Customers that commit to distributing a specified high volume of Licensed Products (“OVRP Customer”) installed on a registered design over a *** period (“OVR Project”).
Company may qualify to participate in the OVRP as described in the OVRP Guidelines on ECE and by registering OVR Projects in the Design Registration Online Tool and OVRP tool in MOO.
Company and OVRP Customer can participate in the OVRP provided that:
i.	Company has a valid Microsoft OEM Distribution Agreement For Software Products For Embedded Systems, and
CONFIDENTIAL
Microsoft OEM Distribution Agreement for Software Products for Embedded Systems, # *** dated July 1, 2008 between MS and B SQUARE CORPORATION

***	Confidential treatment requested

ii.	OVRP Customer has a valid CLA in place.
1. Term and Termination
Each OVRP period (“OVRP Period”) is ***.
The term of each OVR Project begins on the agreed start date until the earlier of:
a.	*** from that date, unless both Company and MS agree to extend the OVR Project to a *** OVRP Period;

b.	termination or expiration of the CLA (if the OVRP Customer and MS do not enter into a successor agreement); or

c.	OVRP Program is cancelled as notified by MS.
Any violation of the terms of this Schedule is grounds for termination under section 14 of this Agreement.
2. *** Royalty Terms
a.	The OVRP royalty rate applies only to Licensed Products shipped for the specified OVR Project, as registered and approved by MS in the OVRP Tool in MOO. Company will offer the OVRP royalty rate to OVRP Customers only. The volume commitments and royalty rates for OVRP are listed in the OVRP Royalty Rate List on ECE.

b.	Company agrees to pay MS the total royalties due for the Licensed Products distributed for the specified OVR Project to the OVRP Customer at the OVRP royalty rate as listed in the then-current Royalty Rate List on the ECE.

c.	Company will be notified via ECE or email if MS changes its OVRP royalty rates. Such royalty rate changes will be effective on the first date of the calendar month following such notice.
3. Written Agreement with OVRP Customer
***
4. Reporting
Company shall include Licensed Product shipped under each OVR Project in its monthly sales-out report as described in the Reporting Guidelines on the ECE.
*** ***
***
CONFIDENTIAL
Microsoft OEM Distribution Agreement for Software Products for Embedded Systems, # *** dated July 1, 2008 between MS and B SQUARE CORPORATION

***	Confidential treatment requested

MOO AND ECE SCHEDULE
1.	In this Schedule, MOO and the ECE may be called a “Site” or collectively as the “Sites.” The term “User” means an officer, employee, consultant or other person or agent of Company who has, or who creates the appearance of having been authorized by Company, to use the Site on behalf of Company. The term “Company Administrator” means the Users designated in the Reporting and Payment Schedule. Company shall give MS not less than 48 house notice that Company has made a change to such authority. Notices for Company Administrator changes should be sent to *** for MOO or *** for the ECE, as appropriate.

2.	MS may provide guidelines from time to time in connection with Company’s use of the Sites.

3.	Company Administrator is solely responsible for granting access and other authorities for Users. *** Company Administrator shall do all of the following:
a.	Protect Password Info as confidential information and not disclose any part of it to any person or entity (internal or external) without a need to know.

b.	Only take actions at a Site that the Company has authorized.

c.	Instruct and ensure that Users do both (a) and (b) above. Company shall designate at least one but no more than two Administrators.
4.	MS may suspend or terminate authorities, or suspend or block access to all or any part of a Site to any information. Whenever possible, MS will provide prior notice of such action.

5.	Neither MS nor any of its agents shall have any liability for any failure to provide a level of security greater in connection with the ECE than that generally afforded by the use of:

***

6.	Company and its Users shall not cause any harm to a Site.

7.	MS provides each Site “as is”. Warranty disclaimers, damage exclusions and limitations of remedies in this Agreement all apply to each Site (and to their information, functionality, services, and availability or lack thereof). Company will not rely on or treat any Site information as an express warranty.

8.	MS reserves the right to change or discontinue all or any portion of the MOO Site at any time. Users may make a copy of MOO information to document Company’s transactions or other information. MS will retain *** years of transactional records. MS will have no duty to retain or make available Site information or records for later access.

9.	The Sites are not open to the public and the way they function and all information on them shall be treated as confidential information under section 10 of the Agreement. Company agrees not to distribute any Supplement Code accessed on ECE to any third party, unless expressly authorized by MS to do so.

10.	a. Company must access and use MOO for all transactions and purposes contemplated by MOO until the earlier of:
i.	The date MS ceases to provide MOO to similarly situated embedded distributors, or

ii.	The date Company has satisfied all of its obligations under the Agreement.
b.	All actions taken by any User at or in relation to a Site shall legally bind Company if any of the following are true.
i.	The User has supplied Password Info.

ii.	Company or Users failed to keep Password Info secure. The failure caused or contributed to creation of an appearance that actions taken on a Site were being taken by, or on behalf of, Company.

iii.	Company had approved, allowed or accepted benefits or use of the Site by a person purporting to be its agent.
11.	If Password Info is used to cause harm or damage to Company or MS by a person who obtained it by means that could not have been prevented by complying with this Schedule, then such acts taken with Password Info will not be attributed to Company under section 10.b. However, these acts may be attributed to MS, Company or others under principles of equity or law pertinent to the act in question.

12.	As part of the MS OEM operations initiative called *** MS may provide additional or successor online tools or websites to be used by Company in the normal course of its business with MS. Company agrees to use such resources for all intended purposes.

13.	Privacy and Data Protection.
a.	In this section, “Personal Information” means any information provided by MS or collected or processed for MS by Company in connection with this Agreement:
i.	That identifies or can be used to identify, contact, or locate the person to whom such information pertains, or

ii.	From which identification or contact information of an individual person can be derived.
CONFIDENTIAL
Microsoft OEM Distribution Agreement for Software Products for Embedded Systems, # *** dated July 1, 2008 between MS and B SQUARE CORPORATION

***	Confidential treatment requested

Personal Information includes, but is not limited to: name, address, phone number, fax number, email address, social security number or other government-issued identifier, and credit card information. In addition, to the extent any other information (such as a personal profile, unique identifier, biometric information, or IP address) is associated or combined with Personal Information, then such information also will be considered Personal Information.

b.	Any Personal Information collected, processed or accessed by Company in compliance with this Agreement shall be limited to that which is strictly necessary to perform such services or to fulfill any legal requirements.

c.	Company shall use such Personal Information only as necessary to perform the services in accordance with this Agreement and not for any other purpose whatsoever. Company shall maintain such Personal Information in strict confidence in accordance with the provisions of section 10. Company shall not share any Personal Information with any third parties for any reason except as authorized by MS in writing. If Company is served with a court order compelling disclosure of any Personal Information or with notice of proceedings for such an order,
i.	Will oppose the order,

ii.	Will notify MS of such order or notice, and

iii.	Will provide MS the opportunity to intervene before Company files any response to the order or notice.
d.	Company will take reasonable steps to protect any Personal Information in Company’s possession and immediately notify MS of any known security breach from:
-	Unauthorized use,

-	Access,

-	Disclosure,

-	Alteration, or

-	Destruction.
Security measures shall include access controls, encryption or other means, where appropriate. Company agrees to conduct an audit on at least an annual basis to evaluate the security of Personal Information in Company’s possession and to verify that the terms of this Agreement with respect to Personal Information are being followed. The results of such audit shall be made available to MS on request.

e.	Upon request from MS, Company shall provide MS with any or all Personal Information in Company’s possession. Company shall within *** days of termination or expiration of this Agreement, at MS’ sole discretion either:
i.	Provide MS with all documents and materials (including any and all copies) containing Personal Information which are in its possession or under its control; or

ii.	Destroy all such specified documents and materials (including any and all copies in any and all formats) and provide MS with a certificate of destruction signed by an officer of Company.
CONFIDENTIAL
Microsoft OEM Distribution Agreement for Software Products for Embedded Systems, # *** dated July 1, 2008 between MS and B SQUARE CORPORATION

***	Confidential treatment requested